THE HENNESSY
                               MUTUAL FUNDS, INC.

                                   ----------

                                   PROSPECTUS

                               SEPTEMBER 30, 2003



                                     [LOGO]
                                    Hennessy
                                  Mutual Funds

                         The Hennessy Mutual Funds, Inc.
                              The Courtyard Square
                           750 Grant Avenue, Suite 100
                            Novato, California 94945
                                 (415) 899-1555

                                 1-800-966-4354

                              www.hennessyfunds.com

                             Hennessy Focus 30 Fund
                               Fund Symbol: HFTFX





                             HENNESSY FOCUS 30 FUND
                      series of Hennessy Mutual Funds, Inc.




               The date of this Prospectus is September 30, 2003.

                              www.hennessyfunds.com
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Hennessy Focus 30 Fund (the "Fund") is a stock mutual fund that seeks  long-term growth of capital.

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As with all  mutual  funds,  the  Securities  and  Exchange  Commission  has not approved or disapproved of these shares or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
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                                TABLE OF CONTENTS

AN OVERVIEW OF THE FUND........................................................1
PERFORMANCE INFORMATION........................................................2
FEES AND EXPENSES..............................................................2
INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES......................4
PRINCIPAL RISKS OF INVESTING IN THE FUND.......................................6
MANAGEMENT OF THE FUND.........................................................7
SHAREHOLDER INFORMATION........................................................8
PRICING OF FUND SHARES........................................................14
DIVIDENDS AND DISTRIBUTIONS...................................................15
TAX CONSEQUENCES..............................................................15
FINANCIAL HIGHLIGHTS..........................................................16


 Please see the Fund's Notice of Privacy Policy at the back of this Prospectus.


                             AN OVERVIEW OF THE FUND

What is the investment goal of the Fund?

     The Hennessy Focus 30 Fund seeks long-term growth of capital.

What are the main investment strategies of the Fund?

     The Fund seeks to achieve its investment goal through an investment formula. The Fund will invest substantially all of its assets in 30 common stocks (between medium and large cap) selected through a disciplined strategy known as the Focus 30 Formula. The Fund offers a disciplined approach to investing, based on a buy and hold philosophy over the course of each year, which ignores market timing. Hennessy Advisors, Inc. (the "Manager") anticipates that the 30 stocks held in the Fund's portfolio will remain the same through the course of a year, despite any adverse developments concerning a company, an industry, the economy or the stock market generally.

     In selecting stocks for this Fund, the Manager selects the 30 common stocks with the highest one-year price appreciation as of the date of purchase that also meet certain criteria that are explained in detail under "Investment Objectives and Principal Investment Strategies."

What are the principal risks of investing in the Fund?

     The value of the Fund's investment, and therefore, the value of the Fund's shares, may go up or down. If the value of the Fund's investment goes down, you may lose money on your investment in the Fund. The following risks could affect the value of your investment:

     o    The stock market goes down.

     o Interest rates rise which can result in a decline in the equity market.

     o Stocks in the Fund's portfolio may not increase their earnings at the rate anticipated.

     o The Focus 30 Formula employed by the Fund could cause it to underperform similar funds that do not use this discipline.


     o    Securities  of  small  and  medium-sized   companies  involve  greater
          volatility than investing in larger more established companies.


Who may want to invest in the Fund?

     The Fund may be appropriate for investors who:

     o    Are pursuing a long-term goal such as retirement.

     o Are willing to accept higher short-term risk along with higher potential for long-term growth of capital.

     o Want to add an equity investment to diversify their investment portfolio.

     o Believe that long-term investing, using a disciplined strategy, is most likely to meet their investment goals.

     The Fund may not be appropriate for investors who:

     o    Need regular income or stability of principal.

     o    Are pursuing a short-term goal.

     o    Are not comfortable with the Fund's disciplined strategy.


                             PERFORMANCE INFORMATION


As a newly-organized series of Hennessy Mutual Funds, Inc., the Fund has no operating history. On September 18, 2003, the Fund acquired the assets, and assumed the liabilities, of the Sym Select Growth Fund, a former series of Advisors Series Trust (the "Sym Fund"). The past performance of the Sym Fund is not relevant to investors in the Fund because the Sym Fund did not utilize the Focus 30 Formula. Performance information of the Fund will be included in future prospectuses after the Fund has completed one calendar year of operations under the Manager.



                                FEES AND EXPENSES

         The following table describes the fees and expenses that a shareholder in the Fund will pay.

Shareholder Fees
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(Fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases....................... None
Maximum deferred sales charge (load)................................... None
Maximum sales charge (load) imposed on

     reinvested dividends and distributions............................ None
Redemption Fee (as a percentage of amount redeemed)....................1.50%(1)
                                                                       ========
Exchange Fee...........................................................1.50%(1)
                                                                       ========


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Annual Operating Expenses
--------------------------------------------------------------------------------
(Expenses that are deducted from Fund assets)

Management Fees........................................................1.00%
Distribution and Service 12b-1 Fees                                     None
                                                                        ----
Other Expenses(2)......................................................0.53%
                                                                       -----
Total Annual Fund Operating Expenses...................................1.53%
                                                                       =====
          Less Expense Waiver/Reimbursement............................0.08%
                                                                       -----
Net Annual Fund Operating Expenses(3)..................................1.45%
                                                                       =====

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(1)  If you redeem or exchange shares you have owned for less than three months, a 1.5% fee will be deducted from the value of your redemption or exchange proceeds. This fee is payable to the Fund. Our transfer agent charges a fee of $15 for each wire transfer and a $5 fee for each telephone exchange.

(2) Other expenses are estimated and include custodian, transfer agency, and other customary fund expenses for the previous fiscal year of the Fund.

(3) The Manager has contractually agreed to waive its investment advisory fee to the extent necessary to ensure that Net Annual Fund Operations Expenses do not exceed 1.45% of the average daily net assets of the Fund until such contractual limitation is terminated by the Board of Directors of Hennessy Mutual Funds, Inc. The Manager may recover waived advisory fees in subsequent years.


Example
     This Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds.


     This  Example  assumes  that you  invest  $10,000  in the Fund for the time periods  indicated  and  then  redeem  all of your  shares  at the end of  those periods. The Example also assumes that you reinvest all dividends and distributions and that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                        One Year.......................          $      148
                        Three Years....................          $      459
                        Five Years.....................          $      792
                        Ten Years......................          $    1,735


                            INVESTMENT OBJECTIVES AND
                         PRINCIPAL INVESTMENT STRATEGIES

     Hennessy Focus 30 Fund. The goal of the Hennessy Focus 30 Fund is to seek long-term growth of capital. The Fund seeks to meet its goal by investing substantially all of its assets in common stocks selected through the Focus 30 Formula.

What is the Focus 30 Formula?


     The Hennessy Focus 30 Formula selects securities from the COMPUSTAT(R) Database (explained in more detail below) whose market value is between $1 billion and $10 billion, excluding ADR's, and excluding any equities whose price is less than $5 per share. Through the Formula, 30 common stocks with the highest one-year price appreciation as of the date of purchase are chosen. The chosen common stocks must also meet the following criteria:


(1)  a price-to-sales ratio below 1.5;(1)

(2)  annual earnings that are higher than the previous year;

(3)  positive relative strength over the past three and six month periods; and

(4) historical trading volume sufficient to allow for the Fund to purchase the required number of shares during the Re-Balance Period (as defined below).

How does investment through the Hennessy Focus 30 Formula work?


     When the Fund employs the Focus 30 Formula, initially it will purchase 30 stocks as dictated by the Formula, based on information at that time. The Fund's holdings of each stock in its portfolio are initially weighted equally by dollar amount. Then the Fund will rebalance its portfolio annually based on information available during the three months preceding and two months after a chosen rebalance date (the "Re-Balance Period"), in accordance with the Fund's Formula. That is, during the Re-Balance Period of each year, stocks meeting the Formula's criteria on or about the immediately preceding year-end are purchased for the Fund to the extent not then held, stocks which no longer meet the criteria as of such date are sold, and the holdings of all stocks in the Fund that continue to meet the criteria are appropriately increased or decreased to result in equal weighting of all stocks in the portfolio.

     When the Fund receives new cash flow from the sale of its shares over the course of the year, such cash will first be used to the extent necessary to meet redemptions. The balance of any such cash will be invested in the 30 stocks selected for the Fund using the Focus 30 Formula as of the most recent rebalancing of the Fund's portfolio, in proportion to the current weightings of such stocks in the portfolio and without any intention to rebalance the portfolio on an interim basis. Such purchases will generally be made on a weekly basis, but may be on a more or less frequent basis in the discretion of the Manager, depending on certain factors, including the size of the Fund and the amount of cash to be invested. To the extent redemptions exceed new cash flow into the Fund, the Fund will meet redemption requests by selling securities on a pro rata basis, based on the current weightings of such securities in the portfolio. Thus, interim purchases and sales of securities between annual Re-Balance Periods will be based on current portfolio weightings and will be made without regard to whether or not a particular security continues to meet the Focus 30 Formula's criteria.

     The Fund offers a disciplined approach to investing, based on a buy and hold philosophy over the course of each year-, which ignores market timing and rejects active management. The Manager expects that the 30 stocks held in the Fund's portfolio will remain the same throughout the course of a year, despite any adverse developments concerning an issuer, an industry, the economy or the stock market generally. However, if during the course of a year it is determined that earnings or other information that form the basis for selecting a security are false or incorrect, the Manager reserves the right to replace such a security with another meeting the criteria of the Focus 30 Formula. Also, due to purchases and redemptions of Fund shares during the year, changes in the market value of the stock positions in a Fund's portfolio and compliance with federal tax laws, it is likely that stock positions will not be weighted equally at all times during a year.


What is the COMPUSTAT(R) Database?

     The Standard & Poor's COMPUSTAT(R) databases contain financial, statistical, and market data for different regions of the world. Although S&P Compustat obtains information for inclusion in or for use in the COMPUSTAT(R) Database from sources which S&P Compustat considers reliable, S&P Compustat does not guarantee the accuracy or completeness of the COMPUSTAT(R) Database. S&P Compustat makes no warranty, express or implied, as to the results to be obtained by the Fund, or any other persons or entity from the use of the COMPUSTAT(R) Database. S&P Compustat makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the COMPUSTAT(R) Database. "Standard & Poor's" and "S&P" are trademarks of The McGraw-Hill Companies, Inc. The Fund is not sponsored, endorsed, sold or promoted by S&P Compustat and S&P Compustat makes no representation regarding the advisability of investing in the Fund.

                    PRINCIPAL RISKS OF INVESTING IN THE FUND

     The principal risks of investing in the Fund that may adversely affect the Fund's net asset value or total return are summarized above in "An Overview of the Fund." These risks are discussed in more detail below.


     Formula Investing Risk. The Focus 30 Formula provides a disciplined approach to investing, based on a buy and hold philosophy during the course of each year, which ignores market timing and rejects active management. The Fund will adhere to its Formula (subject to applicable SEC requirements and federal tax requirements relating to mutual funds), despite any adverse developments concerning an issuer, an industry, the economy or the stock market generally. This could result in substantial losses to the Fund, if for example, the stocks selected for the Fund's portfolio for a given year are experiencing financial difficulty, or are out of favor in the market because of weak performance, poor earnings forecast, negative publicity or general market cycles.

     There can be no assurance that the market factors that caused the stocks held in the Fund's portfolio to meet the Focus 30 Formula's investment criteria as of rebalancing in any given year will continue during such year until the next rebalancing, that any negative conditions adversely affecting a stock's price will not develop and/or deteriorate during a given year, or that share prices of a stock will not decline during a given year.

     The Fund's portfolio is rebalanced annually in accordance with the Focus 30 Formula. Rebalancing may result in elimination of better performing assets from the Fund's portfolio and increases in investments in securities with relatively lower total return.


     Market Risk. This is the risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole.

     Small and Medium Sized Companies Risk. Investing in securities of small and medium sized companies may involve greater volatility than investing in larger and more established companies because they can be subject to more abrupt or erratic share price changes than larger, more established companies. Small companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals. Securities of these companies may have limited market liquidity and their prices may be more volatile.

                             MANAGEMENT OF THE FUND

Who Runs the Fund?


     Hennessy Advisors, Inc., a registered investment advisor, is the investment manager of the Fund. The Manager's address is The Courtyard Square, 750 Grant Avenue, Suite 100, Novato, California 94945. The Manager has been providing investment advisory services since 1989. The Manager is also the investment manager for The Hennessy Balanced Fund,The Hennessy Total Return Fund, The Hennessy Cornerstone Value Fund, and the Hennessy Cornerstone Growth Fund. The Manager also furnishes each Fund with office space and certain administrative services and provides most personnel needed by the Fund. For its services, each Fund pays the Manager a monthly management fee based upon its average daily net assets. The Hennessy Focus 30 Fund will pay advisory fees equal to 1.00% of its average daily net assets.

     Neil J. Hennessy is primarily responsible for day-to-day management of the portfolio of the Fund and for developing and executing the Fund's investment program. Mr. Hennessy is committed to the Focus 30 Formula investment program utilized by the Fund. Mr. Hennessy has been the President and a Director of the Manager since its organization in 1989.


Expense Limitation Agreement


     The Fund is responsible for its own operating expenses. The Manager has contractually agreed to waive its investment advisory fees to the extent necessary to ensure that Total Fund Operating Expenses do not exceed 1.45% of average daily net assets annually. Any waiver of advisory fees by the Manager is subject to reimbursement by the Fund if requested by the Manager in subsequent fiscal years, provided that, after giving effect to the reimbursement by the Fund, Total Fund Operating Expenses do not exceed 1.45% of the Fund's average daily net assets. Reimbursements made by the Manager in the Fund's first three years of operation remain eligible for reimbursement as follows: reimbursements incurred in the first and second years of the Fund's operation are eligible for reimbursement through the end of the Fund's sixth fiscal year; reimbursements made in the third year of operation are eligible for reimbursement through the end of the seventh fiscal year. Before the Manager may receive any such reimbursement, the Directors must review and approve it. The Directors may terminate this expense reimbursement arrangement at any time.


                             SHAREHOLDER INFORMATION

HOW TO BUY SHARES

Purchase of Shares


     You may open a Fund account with $2,500 and add to your account at any time with $100 or more. You may open a retirement plan account with $250 and add to your account at any time with $100 or more. These minimums will be waived if you open your Fund account through the Automatic Investment Plan (see "Automatic Investment Plan," below). The minimum investment requirement may be waived from time to time by the Fund in certain other circumstances.

     You may purchase shares of the Fund by check or wire. All purchases by check must be in U.S. dollars. Third-party checks and cash will not be accepted. A charge may be imposed if your check does not clear. The Fund is not required to issue share certificates. The Fund reserves the right to reject any purchase in whole or in part.


     The Fund will not issue certificates evidencing shares purchased. Instead, the Fund will send investors a written confirmation for all purchases of shares. Shares of the Fund have not been registered for sale outside of the United States.

How do I purchase shares by check?


     If you are making an initial investment in the Fund, simply complete the Application and mail it with a check (made payable to "Hennessy Focus 30 Fund") to:


                  Hennessy Mutual Funds, Inc.
                  c/o U.S. Bancorp Fund Services, LLC
                  P.O. Box 701 Milwaukee, WI 53201-0701

     If you wish to send your Application and check via an overnight delivery service, delivery cannot be made to a post office box. In that case, you should use the following address:

                  Hennessy Mutual Funds, Inc.
                  c/o U.S. Bancorp Fund Services, LLC
                  3rd Floor
                  615 E. Michigan Street
                  Milwaukee, WI 53202-5207

     Subsequent investments must be accompanied by a letter indicating the name(s) in which the account is registered and the account number or by the remittance portion of the account statement and returned to one of the above addresses.

     In compliance with the USA Patriot Act of 2001, please note that the Fund's transfer agent will verify certain information on your account application as part of the Fund's Anti-Money Laundering Compliance Program. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. Please contact the Fund's transfer agent at 1-800-261-6950 if you need additional assistance when completing your application.


How do I purchase shares by wire?

     If you are making an initial investment in the Fund, before you wire funds, you should call the Fund at 1-800-261-6950 or (414) 765-4124 between 6:30 a.m. and 1:00 p.m., Pacific time, on a day when the New York Stock Exchange ("NYSE") is open for trading to advise them that you are making an investment. You will then receive your account number and an order confirmation number. Before or immediately after your bank wires funds, a completed Application should be sent to the Fund's transfer agent, U.S. Bancorp Fund Services, LLC (the "Transfer Agent") by U.S. mail or overnight courier to the addresses listed above. If you are making a subsequent purchase, prior to wiring funds, you should be sure to notify the Transfer Agent.

     All wires should specify the name of the Fund, the name(s) in which the account is registered, the shareholder's social security number or employer tax identification number, the account number and the amount being wired. Please indicate if this is an initial or subsequent investment. It is essential that your bank include complete information about your account in all wire instructions. Wire purchases are normally used only for large purchases (over $5,000). Your bank may charge you a fee for sending a wire to the Fund.

     Your bank should transmit immediately available funds by wire in your name to:

                  Hennessy Mutual Funds Inc.
                  c/o U.S. Bancorp Fund Services, LLC
                  ABA# 042000013
                  DDA# 112-952-137

Can I purchase shares through broker-dealers?


     You may buy, sell and exchange shares of the Fund through certain brokers (and their agents) that have made arrangements with the Fund to sell their shares. When you place your order with such a broker or its authorized agent, your order is treated as if you had placed it directly with the Transfer Agent, and you will pay or receive the next price calculated by the Fund. The broker (or agent) holds your shares in an omnibus account in the broker's (or agent's) name, and the broker (or agent) maintains your individual ownership records. The Manager or the Fund may pay the broker (or its agent) for maintaining these records as well as providing other shareholder services. The broker (or its agent) may charge you a fee for handling your order. The broker (or agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund's prospectus.


     You may also buy, sell and exchange shares of the Fund through other outside broker-dealers that have not made arrangements with the Fund to sell their shares. Such broker-dealers may purchase shares of the Fund by telephone if they have made arrangements in advance with the Fund. To place a telephone order, such broker-dealer should call the Fund at 1-800-261-6950 or (414) 765-4124.


AUTOMATIC INVESTMENT PLAN

     For your convenience, the Fund offers an Automatic Investment Plan. Under this Plan, after your initial investment in the Fund, you authorize the Fund to withdraw from your checking or savings account each month or quarter an amount that you wish to invest, which must be at least $100. If you wish to enroll in this Plan, complete the appropriate section in the Application. If you are an existing shareholder, you may call the Fund at 1-800-261-6950 or (414) 765-4124 and request an Automatic Investment Plan Application. Signed applications should be received by the Transfer Agent at least 15 business days prior to your initial transaction. The Transfer Agent will charge you a $25 fee if the automatic investment cannot be made due to insufficient funds, stop payment or for any other reason. The Fund may terminate or modify this privilege at any time. You may terminate your participation in the Plan at any time by notifying the Transfer Agent in writing.


RETIREMENT PLANS

     You may invest in the Fund under the following prototype retirement plans:

     o    Coverdell Education Savings Account

     o    Traditional IRA

     o    Roth IRA

     o    SEP-IRA for sole proprietors, partnerships and corporations

     o Profit-Sharing and Money Purchase Pension Plans for corporations and their employees


     Investors can obtain further information about the IRAs and the Coverdell Education Savings Account by calling the Fund at 1-800-261-6950 or (414) 765-4124. The Hennessy Mutual Funds recommend that investors consult with a competent financial and tax advisor regarding the IRAs before investing through them. The current fee schedule for a retirement account is outlined in our Individual Retirement Account Disclosure Statement and Custodial Account Agreement.

HOW TO EXCHANGE SHARES


     You may exchange shares of the Fund for shares of any other Hennessy Fund (Hennesy Cornerstone Growth Fund, Hennessy Cornerstone Value Fund, Hennessy Balanced Fund and Hennessy Total Return Fund) any day the Fund and the NYSE are open for business. You may also exchange shares of the Fund for shares of the First American Prime Obligations Fund, a money market mutual fund not affiliated with Hennessy Mutual Funds, Inc. or the Manager. The exchange privilege does not constitute an offering or recommendation on the part of the Fund or the Manager of an investment in the First American Prime Obligations Fund. Prior to making an exchange into the First American Prime Obligations Fund, you should obtain and carefully read that fund's prospectus which may be obtained by calling 1-800-261-6950 or (414) 765-4124.


     If you exchange into shares of the First American Prime Obligations Fund you may establish checkwriting privileges on that money market account. Contact the Fund at 1-800-261-6950 or (414) 765-4124 for a checkwriting application and signature card.

How do I exchange shares by mail?

     You may exchange your Fund shares simply by sending a written request to the Transfer Agent. You should give the name of your Fund account, account number, the number of Fund shares or the dollar value of Fund shares to be exchanged, and the name of the other fund into which the exchange is being made. If you have an existing account with the other fund, you should also give the name and account number for that fund. The letter should be signed by all of the shareholders whose names appear on the account registration.

How do I exchange shares by telephone?


     If your account has telephone privileges, you may also exchange Fund shares by calling the Fund at 1-800-261-6950 or (414) 765-4124 before the close of regular trading on the NYSE, which presently is 1 p.m., Pacific time. If you are exchanging shares by telephone, you will be subject to certain identification procedures which are listed below under "How do I sell shares by telephone?". You will be charged a $5 fee for exchanges of Fund shares by telephone.
Telephone requests for exchanges will not be accepted with respect to shares represented by certificates. The Fund may suspend temporarily the exchange privilege in emergency situations or in cases where, in the judgment of the Fund, continuation of the privilege would be detrimental to the Fund and its shareholders. Such temporary suspension can be without prior notification to shareholders.


     The Fund reserves the right on notice to shareholders to limit the number of exchanges you may make in any year to avoid excess Fund expenses. The Fund reserves the right to reject any exchange order. The Fund may modify or terminate the exchange privilege upon written notice to shareholders.



HOW TO SELL SHARES

     You may sell (redeem) your Fund shares on any day the Fund and the NYSE are open for business either directly to the Fund or through your investment representative. Redemptions that are received no later than 1 p.m., Pacific time, will be priced and processed as of the close of business on that day; requests received after that time will be processed as of the close of business on the next business day.

How do I sell shares by mail?

     You may redeem your shares by sending a written request to the Transfer Agent. The redemption request should include the following: (i) the name of the account; (ii) the account number; (iii) the number of shares or the dollar value of shares to be redeemed; (iv) duly endorsed share certificates, if issued; (v) any signature guarantees that are required; and (vii) any additional documents that might be required for redemptions by corporations, executors, administrators, trustees, guardians or other similar shareholders. In addition, please specify whether the redemptions proceeds are to be sent by mail or wire. The letter should be signed by shareholders whose names appear on the account registration. If you wish to have the proceeds wired, please give wire instructions. Corporate and institutional investors and fiduciaries should contact the Transfer Agent to ascertain what additional documentation is required.

When are signature guarantees required?


     To protect the Fund and its shareholders, except as noted in the following paragraph, a signature guarantee is required for all written redemption requests. Signature(s) on the redemption request must be guaranteed by an "eligible guarantor institution." These include banks, broker-dealers, credit unions and savings institutions. A broker-dealer guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted for any eligible guarantor institution which participates in a signature guarantee program. A notary public is not an acceptable guarantor.


     The Fund will waive the signature guarantee required on redemption requests that instruct that the proceeds be sent by mail if all of the following conditions apply: (1) the redemption is for $10,000 or less; (ii) the redemption check is payable to the shareholder(s) of record; (iii) the redemption check is mailed to the shareholder(s) at the address of record; and (iv) no shares represented by certificate are being redeemed. In addition, the Fund may waive the signature guarantee for employees and affiliates of the Manager, the Distributor (as defined below), the Administrator (as defined below), and family members of the foregoing.

How do I sell shares by telephone?

     If you complete the "Shareholder Privileges" section of the Fund Application, you may redeem all or some of your shares by calling the Fund at 1-800-261-6950 or (414) 765-4124 before the close of regular trading on the NYSE. Telephone redemptions will not be accepted with respect to retirement accounts.

     When you establish telephone privileges, you are authorizing the Fund and the Transfer Agent to act upon the telephone instructions of the person or persons you have designated in your Account Application. Redemption proceeds will be transferred to the bank account you have designated on your Account Application.

     Before acting on instructions received by telephone, the Fund and the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. These procedures may include recording the telephone call and asking the caller for a form of personal identification. If the Fund and the Transfer Agent follow these reasonable procedures, they will not be liable for any loss, expense, or cost arising out of any telephone transaction request that is reasonably believed to be genuine. This includes any fraudulent or unauthorized request. The Fund may change, modify or terminate these privileges at any time upon written notice to shareholders. The Fund may suspend temporarily the redemption privilege in emergency situations or in cases where, in the judgment of the Fund, continuation of the privilege would be detrimental to the Fund and its shareholders. Such temporary suspension can be without prior notification to shareholders.

     You may request telephone redemption privileges after your account is opened by writing to the Transfer Agent at one of the addresses set forth under "How do I purchase shares by check?" above. Your written request for telephone privileges must be signed by the registered owner(s) of the shares exactly as the account is required and signature guaranteed, and include the name of the account, the account number and the name of the Fund.

     You may have difficulties in making a telephone redemption during periods of abnormal market activity. If this occurs, you may make your redemption request in writing.

When will I receive my redemption proceeds?

     Payment of your redemption proceeds will be made promptly, but not later than seven days after the receipt of your written request in proper form as discussed in this Prospectus. If you made your initial investment by wire, payment of your redemption proceeds for those shares will not be made until one business day after your completed Application is received by the Fund. If you did not purchase your shares with a certified check or wire, the Fund may delay payment of your redemption proceeds for up to 15 days from date of purchase or until your check has cleared, whichever occurs first.

     If you made your redemption request by telephone, the proceeds will be mailed within one or two days. If you request, redemption proceeds will be wired on the next business day to the bank account you have designated in your Fund Application or written instructions. The minimum amount that may be wired is $1,000. You will be charged a wire transfer fee of $15. This fee will be deducted from your redemption proceeds and paid to the Transfer Agent to cover costs associated with the transfer. In addition, your bank may charge a fee for receiving wires.


     Each Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio. It is not expected that the Fund would do so except in unusual circumstances. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.


When will I pay a redemption fee?


     The Fund is intended for long-term investors. Short-term "market timers" who engage in frequent purchases and redemptions can disrupt the Fund's investment program and create additional transaction costs that are borne by all shareholders. For these reasons, the Fund will assess a 1.50% fee on redemptions and exchanges of Fund shares purchased and held for less than three months. This fee will be paid to the Fund to help offset transaction costs. In determining the three-month holding period, the Fund will use the "first-in, first-out" method. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in your account. If those shares were held for less than three months, the fee will be assessed.

     This fee does not apply to: (i) any shares purchased through reinvested dividends or capital gains; or (ii) shares held in 401(k), 403(b), 457, Keogh, profit sharing, SIMPLE IRA, SEP-IRA and money purchase pension retirement plan accounts. In addition, this fee may not apply to shares held in broker omnibus accounts.


Can my account be involuntarily redeemed?

     The Fund may redeem the shares in your account if the value of your account is less than $2,500 for three months or longer as a result of redemptions you have made. This does not apply to retirement plan or Uniform Gifts or Transfers to Minors Act accounts. You will be notified that the value of your account is less than $2,500 before the Fund makes an involuntary redemption. You will then have 60 days in which to make an additional investment to bring the value of your account to at least $2,500 before the Fund takes any action.


SYSTEMATIC CASH WITHDRAWAL PROGRAM

     As another convenience, you may redeem your Fund shares through the Systematic Cash Withdrawal Program. If you elect this method of redemption, the Fund will send you or a designated third party a check in a minimum amount of $50. You may choose to receive a check each month or calendar quarter. Your Fund account must have a value of at least $10,000 in order to participate in this Program. This Program may be terminated at any time by the Fund. You may also elect to terminate your participation in this Program at any time by writing to the Transfer Agent.

     A withdrawal under the Program involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.


                             PRICING OF FUND SHARES

     The price of the Fund's shares is based on the Fund's net asset value. This is calculated by dividing the Fund's assets, minus its liabilities, by the number of shares outstanding. The Fund's assets are the market value of securities held in its portfolio, plus any cash and other assets. The Fund's liabilities are fees and expenses owed by the Fund. The number of Fund shares outstanding is the amount of shares which have been issued to shareholders by that Fund. The price you will pay to buy Fund shares or the amount you will receive when you sell your Fund shares is based on the net asset value next calculated after your order is received by the Transfer Agent with complete information and meeting all the requirements discussed in this Prospectus.

     The net asset value of the Fund's shares is normally determined as of the close of regular trading on the NYSE. This is normally 1 p.m., Pacific time. Fund shares will not be priced on days that the NYSE is closed for trading (including certain U.S. holidays).


                           DIVIDENDS AND DISTRIBUTIONS

     The Fund will make distributions of dividends and capital gains, if any, annually, usually in November or December of each year.

     All distributions will be reinvested in shares of the distributing Fund unless you choose one of the following options: (i) receive dividends in cash while reinvesting capital gain distributions in additional Fund shares; or (ii) receive all distributions in cash. If you wish to change your distribution option, write to the Transfer Agent at one of the addresses set forth under "How do I purchase shares by check?" above in advance of the payment date of the distribution.


                                TAX CONSEQUENCES


     The Fund intends to make distributions of dividends and capital gains. Dividends are taxable to you as ordinary income. (A portion of the Fund's dividends may be taxable to investors at the lower rate applicable to dividend income.) The rate you pay on capital gain distributions will depend on how long the Fund held the securities that generated the gains, not on how long you owned your Fund shares. You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares. If you exchange or sell your Fund shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you exchange or sell, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.


                              FINANCIAL HIGHLIGHTS


     As a newly-organized series of the Trust, the Fund has no operating history. On September 18, 2003, the Fund acquired assets, and assumed the liabilities of the Sym Fund. The information presented is intended to help you understand the financial performance of the Sym Fund. Certain information reflects the financial results for a single fund share. The total returns of the table represent the rate that an investor would have earned (or lost) on an investment in the Sym Fund assuming reinvestment of all dividends and distributions. The total returns of the Sym Fund are not relevant to investors in the Fund because the Sym Fund did not utilize the Focus 30 Formula. Except for the period indicated, the information below has been audited by Tait, Weller & Baker, independent accountants, whose report, along with the Sym Fund's financial statements, are included in the Fund's Annual Report dated December 31, 2002, which is available free of charge upon request.


                             SYM Select Growth Fund

              (For a capital share outstanding through the period)

                                             January 1, 2003                  Jan. 2, 2001*
                                                 Through     Year Ended Dec.    Through
                                              June 30, 2003     31, 2002       Dec. 31, 2001
                                               (unaudited)

                                              -------------- --------------- -----------------
PER SHARE DATA:

Net Asset Value, Beginning of Period                  $6.63       $9.27         $10.00
Loss from Investment Operations
     Net investment loss                              (0.02)     (0.02)         (0.02)
     Net realized and unrealized loss on
       investments                                     1.32      (2.62)         (0.71)
                                                       ----      ------         ------
Total from investment operations                       1.30      (2.64)         (0.73)
                                                       ----      ------         ------
Net Asset Value, End of Period                       $17.93       $6.63          $9.27
                                                     ======       =====          =====
                                                  18.71%(1)    (28.48%)        (7.30%)(1)

TOTAL RETURN
SUPPLEMENTAL DATA AND RATIOS:

Net Assets, in Millions, End of Period                $34.1       $28.5          $43.2
Ratio of Net Expenses to Average Net Assets
     Before expense reimbursement and waivers      1.63%(2)       1.54%          1.80%(2)
     After expense reimbursement and waivers       1.50%(2)(3)    1.50%(3)       1.50%(2),(3)

Ratio of Net Investment Loss to Average Net
  Assets

     Before expense reimbursement and waivers    (0.33%)(2)     (0.24%)        (0.62%)(2)
     After expense reimbursement and waivers     (0.53%)(2)(4)  (0.20%)(4)     (0.32%)(2),(4)
Portfolio Turnover Rate                            166%(1)        291%           210%

*    Commencement of Operations.
(1)  Not annualized.

(2)  Annualized.

(3) The annualized expense ratio excluded dividends on short positions. The ratio including interest expense and dividends on short positions for the six-month period ended June 30, 2003, the year ended December 31, 2002 and the period of January 2, 2001 through December 31, 2001 were 1.52%, 1.54% and 1.53%, respectively.
(4) The net investment income ratio included dividends on short positions. The ratio excluding interest expense and dividends on short positions for the year ended December 31, 2002 and the period of January 2, 2001 through December 31, 2001 were (0.51%), (0.16%) and (0.29%), respectively.



Fund
Hennessy Focus 30 Fund
The Courtyard Square
750 Grant Avenue, Suite 100
Novato, California  94945

Investment Manager
Hennessy Advisors, Inc.
The Courtyard Square
750 Grant Avenue, Suite 100
Novato, California  94945

Administrator, Transfer Agent, Dividend
Paying Agent & Shareholder Servicing Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. Bank, N.A.
425 Walnut Street
Cincinnati, OH  45202

Independent Accountants
KPMG LLP
303 East Wacker Drive
Chicago, IL  60601

Legal Counsel
Foley & Lardner
777 East Wisconsin Avenue
Milwaukee, WI  53202


--------------------------------------------------------------------------------
                                 PRIVACY POLICY
                         The Hennessy Mutual Funds, Inc.

We collect the following nonpublic personal information about you:

o information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

o information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.


In the event that you hold shares of the fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.



                           Not part of the Prospectus.
--------------------------------------------------------------------------------

     To learn more about the the Fund you may want to read the Hennessy Mutual Funds' Statement of Additional Information (or "SAI") which contains additional information about the Fund. The Fund has incorporated the SAI by reference into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.

     You also may learn more about the the Fund's investments by reading the Hennessy Mutual Funds' annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during their last fiscal year.


     The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors, without charge, upon request, simply by calling 1-800-966-4354.

     Prospective investors and shareholders who have questions about the Fund may also call the above number or write to the following address:

                  The Hennessy Mutual Funds, Inc.
                  The Courtyard Square
                  750 Grant Avenue
                  Suite 100
                  Novato, CA  94945


     The general public can review and copy information about the Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Please call (202) 942-8090 for information on the operations of the Public Reference Room.) Reports and other information about the Fund are also available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@soc.gov, or by writing to:


                  Public Reference Section
                  Securities and Exchange Commission
                  Washington, D.C.  20549-0102


     Please refer to the Fund's Investment Company Act File No. 811-07695, when seeking information about the Hennessy Mutual Funds from the Securities and Exchange Commission.




                                       Investment Company Act File No. 811-07695


--------
1 A stock's price-to-sales ratio is computed by dividing the market value of the stock by the issuer's most recent twelve months sales.


HENNESSY MUTUAL FUNDS, INC.                   (the "Hennessy Mutual Funds")
The Courtyard Square
750 Grant Avenue, Suite 100                   Hennessy Focus 30 Fund
Novato, California  94945                     ("Focus 30 Fund")
Telephone:  1-800-966-4354                    Hennessy Cornerstone Value Fund
                                              ("Cornerstone Value Fund")
                                              Hennessy Cornerstone Growth Fund
                                              ("Cornerstone Growth Fund")
                                              (each, a "Fund," and collectively,
                                              the "Funds")


                       STATEMENT OF ADDITIONAL INFORMATION

                            DATED September 30, 2003


This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the current Prospectuses of the Funds ("Fund Prospectus"), dated September 30, 2003 with respect to the Focus 30 Fund and January 31, 2003 with respect to the Cornerstone Value Fund and Cornerstone Growth Fund. A copy of the Funds' Prospectuses may be obtained by calling or writing to the Funds at the telephone number or address shown above.


                                TABLE OF CONTENTS


         INVESTMENT POLICIES AND LIMITATIONS...................................2
         DIRECTORS AND OFFICERS................................................7
         MANAGEMENT OF THE FUNDS..............................................11
         PORTFOLIO TRANSACTIONS...............................................15
         ADDITIONAL PURCHASE AND REDEMPTION INFORMATION.......................17
         VALUATION OF SHARES..................................................18
         ADDITIONAL INFORMATION ABOUT DIVIDENDS AND TAXES.....................18
         PERFORMANCE INFORMATION..............................................19
         OTHER INFORMATION....................................................23

The financial statements contained in the Annual Report, dated September 30, 2002 of Hennessy Mutual Funds (File No. 811-07695) as filed with the Securities and Exchange Commission on December 9, 2002 are incorporated by reference. The financial statements contained in the Sym Select Growth Fund's Annual Report, dated December 31, 2002 (File No. 811-07959) as filed with the Securities and Exchange Commission on March 10, 2003 and Semi-Annual Report, dated June 30, 2003 (File No. 811-07959) as filed with the Securities and Exchange Commission on September 5, 2003 are incorporated by reference.


A copy of the Annual Reports may be obtained, without charge, by calling the telephone number shown above.

                       INVESTMENT POLICIES AND LIMITATIONS

     The following supplement the information contained in the Fund Prospectus concerning the investment policies and limitations of the Funds. Effective June 30, 2000, Hennessy Advisors, Inc. (formerly Edward J. Hennessy, Incorporated) (the "Manager") became the investment adviser to each Fund. Previously, Netfolio, Inc. (formerly O'Shaughnessy Capital Management, Inc.) served as investment adviser to the Cornerstone Growth Fund and the Cornerstone Value Fund. See "Management of the Funds." Effective March 27, 2000, the O'Shaughnessy Aggressive Growth Fund and the O'Shaughnessy Dogs of the Market(TM)Fund were merged into the Cornerstone Growth Fund and the Cornerstone Value Fund, respectively. The Focus 30 Fund is newly organized.

     On June 30, 2000, O'Shaughnessy Capital Management, Inc. sold certain of its assets and licensed certain of its proprietary processes to the Manager (the "Transaction"). As part of the Transaction, the Manager became the new investment adviser of the Cornerstone Growth and Cornerstone Value Funds pursuant to an investment management agreement that is identical in all material respects to the prior agreement between the Funds and O'Shaughnessy Capital Management, Inc., including the rate of advisory fees. The new investment manager agreement was approved by the Funds' shareholders on June 30, 2000. The Focus 30 Fund was added to the investment management agreement effective July 22, 2003.

     SPECIAL CONSIDERATION RELATING TO DEPOSITORY RECEIPTS. As noted in the Fund Prospectuses, the Cornerstone Value Fund and Cornerstone Growth Fund Funds may each invest in the securities of foreign issuers, including American Depository Receipts ("ADRs"). Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. For purposes of these Funds' investment policies, ADRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR evidencing ownership of common stock will be treated as common stock. The Focus 30 Fund does not invest in ADRs or foreign securities.

     Many of the foreign securities held in the form of ADRs by the Cornerstone Growth and Cornerstone Value Funds are not registered with the Securities and Exchange Commission ("SEC"), nor are the issuers thereof subject to its reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by these Funds than is available concerning U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.

     Investment income on certain foreign securities may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the U.S. and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which a Fund would be subject.

     ILLIQUID SECURITIES. Although it is not expected that the Funds will invest in illiquid securities, each of the Funds may invest up to 15% of its net assets in illiquid securities. The term illiquid securities for this purpose means securities which cannot be readily resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed, put to the issuer or a third party, which do not mature within seven days, or which the Manager, in accordance with guidelines approved by the Board of Directors, has not determined to be liquid and includes, among other things, repurchase agreements maturing in more than seven days.

     Restricted securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933 ("1933 Act"). Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

     In recent years a large institutional market has developed for certain securities that are not registered under the 1933 Act, including securities sold in private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

     Rule 144A under the 1933 Act establishes a safe harbor from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified buyers interested in purchasing Rule 144A-eligible restricted securities held by a Fund, however, could affect adversely the marketability of such Fund securities and a Fund might be unable to dispose of such securities promptly or at favorable prices.

     The Board of Directors has delegated the function of making day-to-day determinations of liquidity to the Manager pursuant to guidelines approved by the Board. The Manager takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security,
(3) the number of dealers that have undertaken to make a market in the security,
(4) the number of other potential purchasers, and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer). The Manager monitors the liquidity of restricted securities in each Fund and reports periodically on such decisions to the Board of Directors.

     REPURCHASE AGREEMENTS. Each Fund may enter into a repurchase agreement through which an investor (such as the Fund) repurchases a security (known as the "underlying security") from a well-established securities dealer or bank that is a member of the Federal Reserve System. Any such dealer or bank will be on the Fund's approved list. Each Fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by the Manager to present minimum credit risks in accordance with guidelines established by the Fund's Board of Directors. The Manager will review and monitor the creditworthiness of those institutions under the Board's general supervision.

     At the time of entering into the repurchase agreement, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements which do not provide for payment within seven days will be treated as illiquid securities. Each Fund will only enter into repurchase agreements where (i) the underlying securities are of the type (excluding maturity limitations) which the Fund's investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security will at all times be equal to at least 102% of the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the Fund's custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses, including (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and
(c) expenses of enforcing its rights.

     LENDING OF FUND SECURITIES. In accordance with applicable law, each Fund may lend portfolio securities (representing not more than 33-1/3% of its total assets) to banks, broker-dealers or financial institutions that the Manager deems qualified to earn additional income, but only when the borrower maintains with the Fund's custodian bank collateral either in cash or money market instruments in an amount equal to at least 102% of the market value of the securities loaned, determined on a daily basis and adjusted accordingly. There may be risks of delay in recovery of the securities and capital or even loss of rights in the collateral should the borrower of the securities default on its obligation to return borrowed securities because of insolvency or otherwise. However, loans will only be made to borrowers deemed by the Manager to be of good standing and when, in the judgment of the Manager, the consideration which can be earned currently from such securities loan justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Board of Directors. During the period of the loan the Manager will monitor all relevant facts and circumstances, including the creditworthiness of the borrower. A Fund will retain authority to terminate any loan at any time. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. A Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. A Fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when regaining such rights is considered to be in the Fund's interest.

     CASH AND SHORT-TERM SECURITIES. Each Fund may temporarily invest a portion of its total assets in cash or liquid short-term securities pending investment of such assets in stocks in accordance with the Fund's investment strategy, or to meet redemption requests. The Manager will not generally use investments in cash and short-term securities for temporary defensive purposes.

     Short-term securities in which the Funds may invest include certificates of deposit, commercial paper or commercial paper master notes rated, at the time of purchase, A-1 or A-2 by Standard & Poor's Corporation or Prime-1 or Prime-2 by Moody's Investors Service, Inc., obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, and repurchase agreements involving such securities. Commercial paper master notes are demand instruments without a fixed maturity bearing interest at rates that are fixed to know lending rates and automatically adjusted when such lending rates change.

     The Manager does not expect assets invested in cash or liquid short-term securities to exceed 5% of any Fund's total assets at any time.

     BORROWING. Each Fund may borrow money in an amount up to 33% of its total assets from banks for extraordinary or emergency purposes such as meeting anticipated redemptions, and may pledge assets in connection with such borrowing. The borrowing policy is a fundamental policy of each Fund, which cannot be changed with respect to a Fund without shareholder approval as described in "Investment Limitations" below.

     INVESTMENT LIMITATIONS. The investment restrictions set forth below are fundamental policies of each Fund, which cannot be changed with respect to a Fund without the approval of the holders of a majority of the outstanding voting securities of that Fund, as defined in the Investment Company Act of 1940 (the "1940 Act"), as the lesser of: (1) 67% or more of the Fund's voting securities present at a meeting of shareholders, if the holders of more than 50% of the Fund's outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares. Unless otherwise indicated, all percentage limitations apply to each Fund on an individual basis, and apply only at the time an investment is made; a later increase or decrease in percentage resulting from changes in values or net assets will not be deemed to be an investment that is contrary to these restrictions, except for the policies regarding borrowing and illiquid securities or as otherwise noted. Pursuant to such restrictions and policies, no Fund may:

     (1) make an investment in any one industry if the investment would cause the aggregate value of the Fund's investment in such industry to exceed 25% of the Fund's total assets, except that this policy does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government securities"), certificates of deposit and bankers' acceptances;

     (2) purchase securities of any one issuer (except U.S. Government securities), if as a result at the time of purchase more than 5% of the Fund's total assets would be invested in such issuer, or the Fund would own or hold 10% or more of the outstanding voting securities of that issuer, except that 25% of the total assets of the Fund may be invested without regard to this limitation;

     (3) purchase securities on margin, except for short-term credit necessary for clearance of Fund transactions and except that a Fund may use options or futures strategies and may make margin deposits in connection with its use of options, futures contracts and options on futures contracts;

     (4) purchase or sell real estate, except that, to the extent permitted by applicable law, a Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interested therein;

     (5) purchase or sell commodities or commodity contracts, except to the extent described in the Fund Prospectus and this SAI with respect to futures and related options;

     (6) make loans, except through loans of Fund securities and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, short-term commercial paper and commercial paper master notes, certificates of deposit, bankers' acceptances and other fixed income securities as described in the Fund Prospectus and this SAI shall not be deemed to be the making of a loan, and provided further that the lending of Fund securities and repurchase agreements may be made only in accordance with applicable law and the Fund Prospectus and this SAI as it may be amended from time to time;

     (7) borrow money or issue senior securities, except that each Fund may borrow in an amount up to 33-1/3% of its respective total assets from banks for extraordinary or emergency purposes such as meeting anticipated redemptions, and may pledge its assets in connection with such borrowing. The Funds may not pledge their assets other than to secure such borrowings or, to the extent permitted by the Funds' investment policies as set forth in the Fund Prospectus and this SAI, as they may be amended from time to time, in connection with hedging transactions, short-sales, when-issued and forward commitment transactions and similar investment strategies. For purposes of this restriction, the deposit of initial or maintenance margin in connection with futures contracts will not be deemed to be a pledge of the assets of a Fund;

     (8) underwrite securities of other issuers except insofar as a Fund technically may be deemed to be an underwriter under the 1933 Act, as amended, in selling portfolio securities;

     The following investment restrictions (or operating policies) may be changed with respect to a Fund by the Board of Directors without shareholder approval. No Fund may:

     (1) make investments for the purpose of exercising control or management;

     (2) make short sales of securities or maintain a short position, except to the extent permitted by applicable law;

     (3) purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law;

     (4) invest in securities which cannot be readily resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its net assets would be invested in such securities. This restriction shall not apply to securities which mature within seven days or securities which the Board of Directors has otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the 1933 Act and determined to be liquid by the Board of Directors are not subject to the limitations set forth in this investment restriction (4);

     (5) write, purchase or sell puts, calls straddles, spreads or combinations thereof, except to the extent permitted in the Fund Prospectus and this SAI, as they may be amended from time to time.




                             DIRECTORS AND OFFICERS

     As a Maryland corporation, the business and affairs of the Hennessy Mutual Funds are managed by its Officers under the direction of its Board of Directors. The name, age, address, principal occupation(s) during the past five years, and other information with respect to each of the Directors and Officers of the Hennessy Mutual Funds are as follows:

--------------------------- ---------- ------------------- ----------------------------- ------------- --------------
                                                                                           Number of
                                                                                         Portfolios in
                                                                                            the Fund        Other
                              Position  Term of Office and                                  Complex     Directorships
      Name, Address             with      Length of Time    Principal Occupation During   Overseen by        Held
         and Age             the Funds        Served              Past Five Years          Director(1)   By Director
--------------------------- ---------- ------------------- ----------------------------- ------------- --------------
"Disinterested Directors"
---------------------------------------------------------------------------------------------------------------------
J. Dennis DeSousa           Director   Indefinite, until   Currently a real estate              5      None.
Age:  66                               successor elected   investor; owner of North Bay
Address:                                                   Television, Inc. from 1985
340 Singing Brook Circle               2 years             through 1999.
Santa Rosa, CA  95409
--------------------------- ---------- ------------------- ----------------------------- ------------- --------------
Robert T. Doyle             Director   Indefinite, until   Currently the Sheriff of             5      None.
Age:  55                               successor elected   Marin County, California
Address:                                                   (since 1996) and has been
87 Washington Street                   2 years             employed in the Marin County
Novato, CA  94947                                          Sheriff's Office in various
                                                           capacities since 1969.
--------------------------- ---------- ------------------- ----------------------------- ------------- --------------
Harry F. Thomas             Director   Indefinite, until   Currently a retired business         5      None.
Age:  55                               successor elected   executive; Managing Director
Address:                                                   of Emplifi, Inc., a
50 Shields Lane                        2 years             consulting firm, from 1999
Novato, CA  94945                                          through 2001; Vice President
                                                           and Manager of Employee
                                                           Benefit Trust Operation of
                                                           Wells Fargo Bank from 1997
                                                           through 1999; and Trust
                                                           Systems Manager and Vice
                                                           President of Wells Fargo Bank
                                                           since 1992.
--------------------------- ---------- ------------------- ----------------------------- ------------- --------------
--------------
(1)  The Cornerstone  Growth Fund, the Cornerstone Value Fund, the Focus 30 Fund
     and two series of The Hennessy Funds,  Inc., the Hennessy Balanced Fund and
     the Hennessy Total Return Fund, are the only funds in the fund complex.

---------------------------- --------- --------------- -------------------------------- ------------- ---------------
                                                                                          Number of
                                                                                        Portfolios in
                                                                                           the Fund        Other
           Name,              Position Term of Office                                      Complex     Directorships
          Address             with the and Length of   Principal Occupation During Past  Overseen by        Held
          and Age               Funds   Time Served              Five Years              Director(1)   By Director
---------------------------- ---------- --------------- -------------------------------- ------------- --------------

"Interested Persons" (as defined in the 1940 Act)
---------------------------------------------------------------------------------------------------------------------
Neil J. Hennessy (2)         Director,  As Director:    President of the Manager since          5      Director of
Age:  47                     President  Indefinite,     1989; President and Treasurer of               the Manager.
Address:                     and        until successor The Hennessy Funds, Inc. since
c/o Hennessy Advisors, Inc.  Treasurer  elected         1996.
The Courtyard Square
750 Grant Avenue, Suite 100             2 years
Novato, CA  94945
                                        As Officer:
                                        -----------
                                        1 year term

                                        2 years
---------------------------- ---------- --------------- -------------------------------- ------------- --------------
Frank Ingarra, Jr. (2)       Assistant  1 year term     Assistant Portfolio Manager for        N/A     N/A
Age:  31                     Portfolio                  the Manager from March 2002 to
Address:                     Manager    10 months       the present; from August 2000
c/o Hennessy Advisors, Inc.  and                        through March 2002, Mr. Ingarra
The Courtyard Square         Vice                       was the Head Trader for the
750 Grant Avenue, Suite 100  President                  Manager; from March 2002 to the
Novato, CA  94945                                       present, Mr. Ingarra has been a
                                                        Vice President of The Hennessy
                                                        Funds, Inc.; from July 1999
                                                        through August 2000, Mr.
                                                        Ingarra was the Vice President
                                                        and lead trader for
                                                        O'Shaughnessy Capital
                                                        Management; from May 1998
                                                        through July 1999, Mr. Ingarra
                                                        was an Assistant Vice
                                                        President and Equity Trader for
                                                        O'Shaughnessy Capital
                                                        Management; and from October
                                                        1997 through May 1998, Mr.
                                                        Ingarra was employed in the
                                                        Targeted Marketing Group of
                                                        Publishers Clearing House.
---------------------------- ---------- --------------- -------------------------------- ------------- --------------
Teresa M. Nilsen (2)         Executive  1 year term     Currently Executive Vice               N/A     N/A
Age:  37                     Vice                       President, Chief Financial
Address:                     President, 2 years         Officer and Secretary of the
c/o Hennessy Advisors, Inc.  and                        Manager; Ms. Nilsen has been the
The Courtyard Square         Secretary                  corporate secretary and a
750 Grant Avenue, Suite 100                             financial officer of the Manager
Novato, CA  94945                                       since 1989; Ms. Nilsen has been
                                                        an officer of The Hennessy
                                                        Funds, Inc. since 1996,
                                                        currently she is its Executive
                                                        Vice President and Secretary.
                                                        Ms. Nilsen is a director of the
                                                        Manager.
---------------------------- ---------- --------------- -------------------------------- ------------- --------------
Daniel Steadman (2)          Executive  1 year term     Executive Vice President of the        N/A     N/A
Age:  47                     Vice                       Manager, from 2000 to the
Address:                     President  2 years         present; Vice President of
c/o Hennessy Advisors, Inc.  and                        Westamerica Bank from 1995
The Courtyard Square         Assistant                  through 2000; Mr. Steadman has
750 Grant Avenue, Suite 100  Secretary                  been Executive Vice President of
Novato, CA  94945                                       The Hennessy Funds, Inc. since
                                                        1999. Mr. Steadman
                                                        is a director of
                                                        the Manager.
---------------------------- ---------- --------------- -------------------------------- ------------- --------------
---------------

(1) The Cornerstone Growth Fund, the Cornerstone Value Fund, the Focus 30 Fund and two series of The Hennessy Funds, Inc., the Hennessy Balanced Fund and the Hennessy Total Return Fund, are the only funds in the fund complex.

(2) All Officers of the Hennessy Mutual Funds and employees of the Manager are interested persons (as defined in the 1940 Act) of the Hennessy Mutual
     Funds.


     Pursuant to the terms of the Management Agreement (defined below) with Hennessy Mutual Funds, the Manager, on behalf of the Funds, pays the compensation of all Officers and Directors who are affiliated persons of the Manager. Pursuant to the terms of the Administration Agreement (defined below), the Administrator pays the compensation of all Officers that are affiliated persons of the Administrator.

     The Hennessy Mutual Funds pays Directors who are not interested persons of the Hennessy Mutual Funds (each, a "Disinterested Director") fees for serving as Directors. Specifically, Hennessy Mutual Funds pay each Disinterested Director a $1,050 fee for each meeting of the Board of Directors attended. Each Fund pays one-third of the foregoing fees.

     The table below sets forth the compensation paid by the Hennessy Mutual Funds to each of the current Directors of the Hennessy Mutual Funds for services as directors during the fiscal year ended September 30, 2002:

                                                  COMPENSATION TABLE
                                                                                            Total
                                                      Pension or                        Compensation
                           Aggregate Compensation     Retirement                        from Hennessy
                                    from           Benefits Accrued     Estimated     Mutual Funds and
            Name                   Hennessy           As Part of     Annual Benefits  Fund Complex (1)
         of Person             Mutual Funds          Fund Expenses   Upon Retirement  Paid to Directors
         ---------             --------------        -------------   ---------------  -----------------

"Disinterested Persons"

J. Dennis DeSousa                  $2,800                 $0                $0             $5,200

Robert T. Doyle                    $2,800                 $0                $0             $5,200

Harry F. Thomas                    $2,800                 $0                $0             $4,000

"Interested Persons" (as defined in the 1940 Act)

Neil J. Hennessy                     $0                   $0                 $0              $0
------------------------------
(1)  The Cornerstone Value Fund, the Cornerstone  Growth Fund, the Focus 30 Fund
     and two series of The Hennessy Funds,  Inc., the Hennessy Balanced Fund and
     the Hennessy  Total Return  Fund,  are the only funds in the fund  complex.
     During the fiscal year ended  September 30, 2002, the Focus 30 Fund was not part of the Fund Complex.

     Because the Manager and the Administrator perform substantially all of the services necessary for the operation of the Funds, the Funds require no employees. No officer, director or employee of the Manager or the Administrator receives any compensation from the Funds for acting as a Director or Officer.


     As of August 30, 2003, the Officers and Directors of the Hennessy Mutual Funds as a group (6 persons) owned an aggregate of less than 1% of the outstanding shares of each Fund.

     As of August 30, 2003, the following shareholders owned more than 5% of the outstanding voting securities of:


-------------------------------------- ------------------- ---------------------
Name and Address                          % Ownership         Type of Ownership
-------------------------------------- ------------------- ---------------------
Cornerstone Value Fund:
-----------------------
Charles Schwab & Co., Inc.                   31.97                  Record
for Exclusive Benefit of Customers
San Francisco, CA  94104

National Investor Services Corp.              7.77                  Record
for Exclusive Benefit of Customers
New York, NY  10041

Cornerstone Growth Fund:                     55.87                  Record
------------------------
Charles Schwab & Co., Inc.
for Exclusive Benefit of Customers
San Francisco, CA  94104
-------------------------------------- ------------------- ---------------------


     The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Cornerstone Value Fund and the Cornerstone Growth Fund as of December 31, 2002:

                        Dollar Range of     Dollar Range of      Aggregate Dollar Range of Equity
                       Equity Securities   Equity Securities  Securities in All Registered Investment
        Name           in the Cornerstone  in the Cornerstone Companies Overseen by Director in Family
     of Director          Value Fund           Growth Fund        of Investment Companies(1)
     -----------          ----------           -----------        --------------------------

"Disinterested Persons"

J. Dennis DeSousa            $0                    $0                $10,001-50,000

Robert T. Doyle              $0                    $0                $10,001-50,000

Harry F. Thomas              $0                    $0                       $0

"Interested Persons" (as defined in the 1940 Act)

Neil J. Hennessy        $1 - 10,000          $1 - 1                  $10,001-50,000
-----------------------
(1)  The Cornerstone  Value Fund, the Cornerstone  Growth Fund and two series of
     The Hennessy Funds, Inc., the Hennessy Balanced Fund and the Hennessy Total
     Return Fund, were the only funds in the fund complex at December 31, 2002.

     None of the Directors who are Disinterested Directors, or any members of their immediate family, own shares of the Manager or companies, other than registered investment companies, controlled by or under common control with the Manager.

                             MANAGEMENT OF THE FUNDS

     THE MANAGER. The Manager acts as the investment manager of each Fund pursuant to a management agreement with the Hennessy Mutual Funds on behalf of each Fund (the "Management Agreement"). Under the Management Agreement, Hennessy Mutual Funds pays the Manager a fee in respect of each Fund, computed daily and payable monthly, at the annual rate shown below:

----------------------------------- -----------------------------------------
Fund                                Management Fee
                                    (as a percentage of average daily net
                                    assets)
----------------------------------- -----------------------------------------
Cornerstone Value Fund                               0.74%
Cornerstone Growth Fund                              0.74%
Focus 30 Fund                                        1.00%
----------------------------------- -----------------------------------------


     The Manager is controlled by Neil J. Hennessy who currently owns 40.1% of the outstanding voting securities of the Manager.

     Pursuant to the Management Agreement, the Manager is responsible for investment management of each Fund's portfolio, subject to general oversight by the Board of Directors, and provides the Funds with office space. In addition, the Manager is obligated to keep certain books and records of the Funds. In connection therewith, the Manager furnishes each Fund with those ordinary clerical and bookkeeping services that are not being furnished by the Funds' custodian, administrator or transfer and dividend disbursing agent.

     Under the terms of the Management Agreement, each Fund bears all expenses incurred in its operation that are not specifically assumed by the Manager, the Administrator (as defined below) or the Distributor (as defined below). General expenses of the Hennessy Mutual Funds not readily identifiable as belonging to one of the Funds are allocated among the Funds by or under the direction of the Board of Directors in such manner as the Board determines to be fair and equitable. Expenses borne by each Fund include, but are not limited to, the following (or the Fund's allocated share of the following): (1) the cost (including brokerage commissions, if any) of securities purchased or sold by the Fund and any losses incurred in connection therewith; (2) investment management fees; (3) organizational expenses; (4) filing fees and expenses relating to the registration and qualification of the Hennessy Mutual Funds or the shares of a Fund under federal or state securities laws and maintenance of such registrations and qualifications; (5) fees and expenses payable to Disinterested Directors; (6) taxes (including any income or franchise taxes) and governmental fees; (7) costs of any liability, directors' and officers' insurance and fidelity bonds; (8) legal, accounting and auditing expenses; (9) charges of custodian, transfer agent and other agents; (10) expenses of setting in type and providing a camera-ready copy of the Fund Prospectus and supplements thereto, expenses of setting in type and printing or otherwise reproducing statements of additional information and supplements thereto and reports and proxy materials for existing shareholders; (11) any extraordinary expenses (including fees and disbursements of counsel) incurred by the Hennessy Mutual Funds or the Fund;
(12) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; and (13) costs of meetings of shareholders. The Manager may voluntarily waive its management fee or subsidize other Fund expenses. This may have the effect of increasing a Fund's return.

     Under the Management Agreement, the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Hennessy Mutual Funds or any Fund in connection with the performance of the Management Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Manager in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

     The Management Agreement has an initial term of two years and may be renewed from year to year thereafter so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. The Management Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act). The Management Agreement may be terminated by Hennessy Mutual Funds with respect to a Fund or by the Manager upon 60 days' prior written notice.

     On March 24, 2000, the Dogs of the Market Fund merged into the Cornerstone Value Fund, and the Aggressive Growth Fund merged into the Cornerstone Growth Fund. During the fiscal year ended September 30, 2000, the Aggressive Growth Fund, Cornerstone Growth Fund, Cornerstone Value Fund and Dogs of the Market Fund paid $40,675, $874,782, $117,359 and $36,800, respectively, in advisory fees to the then manager of the Funds, Netfolio, Inc. (formerly O'Shaughnessy Capital Management, Inc.) (the "Former Manager") and the Cornerstone Growth Fund and Cornerstone Value Fund paid $343,119 and $34,863, respectively, in advisory fees to the Manager. The Former Manager served as investment manager to the Funds pursuant to a management agreement substantially identical to the Management Agreement. For the same period neither the Former Manager nor the Manager reimbursed fees and expenses of any of the Funds.

     During the fiscal years ended September 30, 2001 and 2002, the Cornerstone Growth Fund and Cornerstone Value Fund paid the following fees. For the same period the Manager did not reimburse fees and expenses of either of the Funds. The Focus 30 Fund is newly organized.



                            Advisory Fees Paid to Advisor
--------------------------------------------------------------------------------
                                          2001                    2002
                                          ----                    ----
Cornerstone Growth Fund                $  1,167,643            $  1,764,403
Cornerstone Value Fund                 $    155,058            $    147,106


     In reapproving the Management Agreement, the Board of Directors considered a number of factors, including, but not limited to, the following:

     o    the nature and quality of the services offered by the Manager;

     o    the reasonableness of the compensation payable to the Manager;

     o    the Manager's personnel, operations and financial condition;

     o the Manager's portfolio management, monitoring and evaluation and the Funds' performance; and

     o    each Fund's expense ratio.

     Based upon its review, the Board concluded that the Manager had the capabilities, resources and personnel necessary to manage each of the Funds effectively. Further, the Board concluded that based on the services the Manager would be required to render under the Management Agreement, that the compensations to be paid to the Manager by each of the Funds was fair and reasonable. Thus, the Board of Directors concluded that it would be in the best interests of each of the Funds to continue the Management Agreement with the Manager.

     The Cornerstone Growth and Cornerstone Value Funds and the Manager have entered into a servicing agreement dated October 1, 2002 (the "Servicing Agreement"). Pursuant to the Servicing Agreement, the Manager will provide administrative support services to these Funds consisting of:

     o maintaining an "800" number which current shareholders may call to ask questions about the Funds or their accounts with the Funds;

     o    assisting shareholders in processing exchange and redemption requests;

     o    assisting   shareholders  in  changing   dividend   options,   account
          designations and addresses;

     o    responding generally to questions of shareholders; and

     o    providing such other similar services as the Funds may request.

     For such services, each of the Cornerstone Growth Fund and the Cornerstone Value Fund pays an annual fee to the Manager equal to 0.10% of its average daily net assets.

     The Servicing Agreement may be terminated by either party thereto upon sixty days' written notice to the other party, and will be terminated if its continuance is not approved with respect to each of the Cornerstone Growth Fund and the Cornerstone Value Fund at least annually by a majority of those Directors who are not parties thereto or "interested persons" (as such term is defined in the 1940 Act) of any such party.

     THE ADMINISTRATOR. The Hennessy Mutual Funds, on behalf of the Funds, has retained U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202 (the "Administrator") to provide administration services to each Fund pursuant to an administration agreement between the Hennessy Mutual Funds and the Administrator (the "Administration Agreement"). The Administrator and the Funds' custodian, U.S. Bank, N.A., are affiliates of each other. The Administration Agreement provides that the Administrator will furnish the Funds with various administrative services including, among others: the preparation and coordination of reports to the Board of Directors; preparation and filing of securities and other regulatory filings (including state securities filings), marketing materials, tax returns and shareholder reports; review and payment of fund expenses; monitoring and oversight of the activities of the Funds' other servicing agents (i.e., transfer agent, custodian, accountants, etc.); maintaining books and records of the Funds; and administering shareholder accounts. In addition, the Administrator may provide personnel to serve as officers of the Hennessy Mutual Funds. The salaries and other expenses of providing such personnel are borne by the Administrator. Prior to July 1, 2002, for its services, each of the Cornerstone Growth Fund and the Cornerstone Value Fund paid the Administrator a fee each month at the annual rate of 0.08% of the first $200 million of a Fund's average daily net assets, 0.07% on the next $500 million of such net assets, and 0.05% of each Fund's average daily net assets in excess of $700 million. Effective July 1, 2002, for all services provided pursuant to the Administration Agreement, Fund Accounting Services Agreement (see below), Custodian Agreement (see below) and Transfer Agent Agreement (see below), the Administrator and its affiliates receive from each Fund an annual fee, paid monthly, equal to 0.27% of the first $500,000,000 of such Fund's average net assets, 0.25% of the next $250,000,000 of such Fund's average net assets, 0.23% of the next $250,000,000 of such Fund's average net assets and 0.21% of such Fund's average net assets in excess of $1,000,000,000,000. The Administration Agreement will remain in effect until terminated by either party. The Administration Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Hennessy Mutual Funds upon the giving of ninety (90) days' written notice to the Administrator, or by the Administrator upon the giving of ninety (90) days' written notice to the Hennessy Mutual Funds.

     From October 11, 1996 until September 1, 2000, Investment Company Administration, LLC (the "Former Administrator" was the Administrator for the Funds. For the fiscal year ended September 30, 2000, the Former Administrator received a total of $180,530 in administration fees from the Cornerstone Growth, Cornerstone Value, Aggressive Growth and Dogs of the Market Funds.

     During the fiscal years ended September 30, 2002, 2001 and 2000, the Administrator received the following amounts in administration fees from the Funds and waived no fees. The Focus 30 Fund is newly organized.



                            Administration Fees
--------------------------------------------------------------------------------
     September 30, 2002                         $393,948
     September 30, 2001                         $156,001
     September 30, 2000                         $15,148


     The Hennessy Mutual Funds, on behalf of the Funds, has retained the Administrator to provide fund accounting services to each Fund pursuant to a Fund Accounting Servicing Agreement between Hennessy Mutual Funds and the Administrator (the "Fund Accounting Servicing Agreement"). Prior to July 1, 2002, for its accounting services, each of the Cornerstone Growth Fund and the Cornerstone Value Fund paid the Administrator a fee each month based on the total annual rate of $22,000 for the first $40 million of average net assets, ..01% on the next $200 million of average net assets, and .005% on average net assets exceeding $240 million. The Funds also paid the Administrator for certain of its out-of-pocket expenses, including pricing expenses. Effective July 1, 2002, for its accounting services, U.S. Bancorp Fund Services, LLC and its affiliates are entitled to receive fees, payable monthly, based on the fee schedule set forth above under "THE ADMINISTRATOR." During the fiscal years ended September 30, 2002, 2001 and 2000, the Administrator received of the following in fund accounting fees from the Cornerstone Growth Fund and the Cornerstone Value Funds. The Focus 30 Fund is newly organized.

                            Fund Accounting Fees
--------------------------------------------------------------------------------
     September 30, 2002                           $48,524
     September 30, 2001                           $60,314
     September 30, 2000                           $94,851


     THE DISTRIBUTOR. The Hennessy Mutual Funds, on behalf of the Funds, has retained Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, WI 53202 (the "Distributor") to provide, on a best efforts basis, distribution-related services to each Fund in connection with the continuous offering of the Fund's shares. The Distributor may distribute the shares of the Funds through other broker-dealers with which it has entered into agreements. For its services, the Cornerstone Growth and Cornerstone Value Funds paid the Distributor the following fees during the fiscal years ended September 30, 2002, 2001 and 2000, respectively. The Focus 30 Fund is newly organized.

                             Distribution Fees
--------------------------------------------------------------------------------
     September 30, 2002                            $25,261
     September 30, 2001                            $17,867
     September 30, 2000                            $ 1,732


     CODE OF ETHICS. The Hennessy Mutual Funds, the Manager and The Hennessy Funds, Inc. have adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act. This Code of Ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Hennessy Mutual Funds. This Code of Ethics, with certain exceptions, generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by a Fund or is being purchased or sold by a Fund.

     PROXY VOTING POLICY. Each of the Funds invests pursuant to investment formulas and as such tend not to be long-term investors. Additionally the Funds do not consider matters brought before the shareholders of companies in which the Funds invest to be material to the investment performance of the Fund because the Fund invest pursuant to investment formulas. Accordingly, it is the policy of the Funds not to vote proxies relating to its portfolio securities.

                             PORTFOLIO TRANSACTIONS

     Subject to policies established by the Board of Directors, the Manager is responsible for the execution of Fund transactions and the allocation of brokerage transactions for the respective Funds. As a general matter in executing Fund transactions, the Manager may employ or deal with such brokers or dealers as may, in the Manager's best judgment, provide prompt and reliable execution of the transaction at favorable security prices and reasonable commission rates. In selecting brokers or dealers, the Manager will consider all relevant factors, including the price (including the applicable brokerage commission or dealer spread), size of the order, nature of the market for the security, timing of the transaction, the reputation, experience and financial stability of the broker-dealer, the quality of service, difficulty of execution and operational facilities of the firm involved and in the case of securities, the firm's risk in positioning a block of securities. Prices paid to dealers in principal transactions through which most debt securities and some equity securities are traded generally include a spread, which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at that time. Each Fund that invests in securities traded in the over-the-counter markets may engage in transactions with the dealers who make markets in such securities, unless a better price or execution could be obtained by using a broker. A Fund has no obligation to deal with any broker or group of brokers in the execution of Fund transactions.

     The Manager may select broker-dealers which provide it with research services and may cause a Fund to pay such broker-dealers commissions which exceed those other broker-dealers may have charged, if in its view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. Research services furnished by brokers through which a Fund effects securities transactions may be used by the Manager in advising other funds or accounts and, conversely, research services furnished to the Manager by brokers in connection with other funds or accounts the Manager advises may be used by the Manager in advising a Fund. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Manager under the Management Agreement. The Funds may purchase and sell Fund portfolio securities to and from dealers who provide the Fund with research services. Fund transactions will not be directed to dealers solely on the basis of research services provided.

     Investment decisions for each Fund and for other investment accounts managed by the Manager are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may be made for a Fund and one or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then allocated between the Fund and such other account(s) as to amount according to a formula deemed equitable to the Fund and such account(s). Although in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the Fund.

     The Funds paid the following amounts in portfolio brokerage commissions:

                   Fiscal Year Ended    Fiscal Year Ended     Fiscal Year Ended
                  September 30, 2002   September 30, 2001     September 30, 2000
                  ------------------   ------------------     ------------------

Cornerstone Growth     $1,018,567            $  682,201             $  513,175
Cornerstone Value      $   54,919            $   60,090             $   71,358


     The Aggressive Growth Fund paid $35,746 in brokerage commissions during the fiscal year ended September 30, 2000 and the Dogs of the Market Fund paid $8,349 in brokerage commissions during the fiscal year ended September 30, 2000. The Focus 30 Fund is newly organized.

     During the fiscal year ended September 30, 2002, the transactions on which the Cornerstone Growth Fund paid $1,018,567 in portfolio brokerage commissions totaled $515,101,968. Of this amount, the Cornerstone Growth Fund paid $128,348 in portfolio brokerage commissions on transactions totaling $67,830,488 to brokers that provided research services to the Fund. During the fiscal year ended September 30, 2002, the transactions on which the Cornerstone Value Fund paid $54,919 in portfolio brokerage commissions totaled $30,409,141. Of this amount, the Cornerstone Value Fund paid $37,713 in portfolio brokerage commissions on transactions totaling $20,410,777 to brokers that provided research services to the Fund.


     PORTFOLIO TURNOVER. For reporting purposes, a Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In determining such portfolio turnover, securities with maturities at the time of acquisition of one year or less are excluded. The Manager will adjust a Fund's assets as it deems advisable, and portfolio turnover will not be a limiting factor should the Manager deem it advisable for a Fund to purchase or sell securities. High portfolio turnover (100% or more) involves correspondingly greater brokerage commissions, other transaction costs, and a possible increase in short-term capital gains or losses. See "Valuation of Shares" and "Additional Information about Distributions and Taxes" below.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     You may purchase and redeem shares of each Fund on each day on which the New York Stock Exchange, Inc. ("NYSE") is open for trading ("Business Day"). Currently, the NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Such purchases and redemptions of the shares of each Fund are effected at their respective net asset values per share determined as of the close of the NYSE (normally 4:00 P.M., Eastern time) on that Business Day. The time at which the transactions are priced may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 P.M., Eastern time.

     Hennessy Mutual Funds may suspend redemption privileges of shares of any Fund or postpone the date of payment during any period (1) when the NYSE is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for Hennessy Mutual Funds to dispose of securities owned by it or to determine fairly the value of its assets or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of the Funds securities at the time.

     Hennessy Mutual Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Hennessy Mutual Funds uses some or all of the following procedures to process telephone redemptions: (1) requesting a shareholder to correctly state some or all of the following information: account number, name(s), social security number registered to the account, personal identification, banking institution, bank account number and the name in which the bank account is registered; (2) recording all telephone transactions; and (3) sending written confirmation of each transaction to the registered owner.

     The payment of the redemption price may be made in money or in kind, or partly in money and partly in kind, as determined by the Directors. However, each Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in money up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. While the Rule is in effect, such election may not be revoked without the approval of the SEC. It is contemplated that if the Fund should redeem in kind, securities distributed would be valued as described below under "Net Asset Value," and investors would incur brokerage commissions in disposing of such securities. If a Fund redeems in kind, the Fund will not distribute depository receipts representing foreign securities.

                               VALUATION OF SHARES


     The net asset value for the shares of each Fund normally will be determined on each day the NYSE is open for trading. The net assets of each Fund are valued as of the close of the NYSE (normally 4 p.m., Eastern time) on each Business Day. Each Fund's net asset value per share is calculated separately.


     For each Fund, the net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets, less its liabilities, by the number of outstanding shares of the Fund, and adjusting the result to the nearest full cent. Securities listed on the NYSE, American Stock Exchange or other national exchanges are valued at the last sale price on such exchange on the day as of which the net asset value per share is to be calculated. Securities for which the primary market is the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the NASDAQ Official closing price. Bonds and other fixed-income securities are valued using market quotations provided by dealers, and also may be valued on the basis of prices provided by pricing services when the Board of Directors believes that such prices reflect the fair market value of such securities. If there is no sale in a particular security on such day, it is valued at the mean between the bid and asked prices. Other securities, to the extent that market quotations are readily available, are valued at market value in accordance with procedures established by the Board of Directors. Any other securities and other assets for which market quotations are not readily available are valued in good faith in a manner determined by the Board of Directors best to reflect their full value.

                ADDITIONAL INFORMATION ABOUT DIVIDENDS AND TAXES

     The Funds intend to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). As long as a Fund so qualifies, a Fund will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to shareholders. If a Fund fails to qualify as a RIC in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of a Fund that did not qualify as a RIC would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of accumulated earnings and profits of the Fund.

     Dividends paid by a Fund from its ordinary income or from an excess of net realized short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. (A portion of the Fund's dividends may be taxable to investors at the lower rate applicable to dividend income.) Distributions made from a Fund's net realized capital gains are taxable to shareholders as capital gains, regardless of the length of time the shareholder has owned Fund shares. Not later than 60 days after the close of its taxable year, the Funds will provide shareholders with a written notice designating the amounts of any ordinary income dividends or capital gains dividends. Distributions in excess of a Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset).

     At September 30, 2002, the Cornerstone Value Fund had a capital loss carryforward available for federal income tax purposes of $2,638,056, which will expire September 30, 2007, through September 30, 2009. Additionally, at September 30, 2002, the Cornerstone Value Fund deferred on a tax basis a post-October loss of $108,996.

     Dividends are taxable to shareholders even though they are reinvested in additional shares of a Fund. A portion of the ordinary income dividends paid by the Funds may be eligible for the 70% dividends received deduction allowed to corporations under the Code, if certain requirements are met. If a Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

     Redemptions and exchanges of a Fund's shares are taxable events, and, accordingly, shareholders may realize gains or losses on such events. A loss realized on a sale or exchange of shares of a Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Fund shares held for six months or less, which is now disallowed, will be treated as long-term capital loss to the extent of any capital gains distributions received by the shareholder with respect to such shares.

     Under certain provisions of the Code, some shareholders may be subject to a 28% withholding tax on reportable dividends, capital gains distributions and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom a certified taxpayer identification number is not on file with Hennessy Mutual Funds or who, to Hennessy Mutual Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect, and does not address the state and local tax, or estate or inheritance tax, consequences of an investment in a Fund. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative or administrative action either prospectively or retroactively.

     Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, state, local or foreign taxes or estate or inheritance tax. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in a Fund.

                             PERFORMANCE INFORMATION

     From time to time, the Funds may advertise several types of performance information. The Funds may advertise "average annual total return," "average annual total return (before and after taxes)" "total return" and "cumulative total return." The Funds may occasionally cite statistics to reflect volatility or risk. Each of these figures is based upon historical results and is not necessarily representative of the future performance of the Funds.

                           Average Annual Total Return

     Average annual total return and total return figures measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in a Fund for the stated period, assuming the reinvestment of all dividends. Thus, these figures reflect the change in the value of an investment in a Fund during a specific period. Average annual total return will be quoted for at least the one, five and ten year periods ending on a recent calendar quarter (or if such periods have not elapsed, at the end of the shorter period corresponding to the life of the Fund). Average annual total return figures refer to the rate of return which, if applied to an initial investment at the beginning of the stated period and compounded over the period, would result in the redeemable value of the investment at the end of the stated period. Total return figures are not annualized and represent the aggregate percentage or dollar value change over the period in question. Cumulative total return reflects a Fund's performance over a stated period of time.

     Each Fund's average annual total return (before taxes) figures are computed in accordance with the standardized method prescribed by the Securities and Exchange Commission by determining the average annual compounded rates of return over the periods indicated, that would equate the initial amount invested to the ending redeemable value, according to the following formula:
                                        n
                                 P(1 + T) = ERV

Where:  P    = a hypothetical initial payment of $1,000
        T    = average annual total return
        n    = number of years
        ERV = ending redeemable value (before taxes) at the end of the period of a hypothetical $1,000 payment made at the beginning of such period

This calculation (i) assumes all dividends and distributions are reinvested at net asset value or the appropriate reinvestment dates as described in the Prospectus, and (ii) deducts all recurring fees, such as advisory fees, charged as expenses to all investor accounts.

     Total return is the cumulative rate of investment growth which assumes that income dividends and capital gains are reinvested. It is determined by assuming a hypothetical investment at the net asset value at the beginning of the period, adding in the reinvestment of all income dividends and capital gains, calculating the ending value of the investment at the net asset value as of the end of the specified time period, subtracting the amount of the original investment, and dividing this amount by the amount of the original investment. This calculated amount is then expressed as a percentage by multiplying by 100.

     The average annual total return (before taxes) for the one year period ended September 30, 2002, was -16.05% for the Cornerstone Value Fund. The average annual total return (before taxes) for the five year period ended September 30, 2002, was 0.46% for the Cornerstone Value Fund. The average annual total return (before taxes) for the period from November 1, 1996, (commencement of operations) through September 30, 2002, was 2.82% for the Cornerstone Value Fund.

     The average annual total return (before taxes) for the one year period ended September 30, 2002, was 4.47% for the Cornerstone Growth Fund. The average annual total return (before taxes) for the five year period ended September 30, 2002, was 6.51% for the Cornerstone Growth Fund. The average annual total return (before taxes) for the period from November 1, 1996, (commencement of operations) through September 30, 2002, was 13.34% for the Cornerstone Growth Fund. The Focus 30 Fund is newly organized.

           Average Annual Total Return (After Taxes on Distributions)*

     The average annual total return (after taxes on distributions) is computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending value, according to the following formula:
                                       n
                                 P(1+T) = ATV
                                             D
        Where:

        P  = a hypothetical initial payment of $1,000

        T  = average annual total return (after taxes on distributions)

        n  = number of years

     ATV   = ending value of a hypothetical $1,000 payment made at the beginning
        D of such periods after taxes on Fund distributions, but not after taxes on redemption.

     The average annual total return (after taxes on distributions) for the one year period ended September 30, 2002, was -16.80% for the Cornerstone Value Fund. The average annual total return (after taxes on distributions) for the five year period ended September 30, 2002, was -1.62% for the Cornerstone Value Fund. The average annual total return (after taxes on distributions) for the period from November 1, 1996, (commencement of operations) through September 30, 2002, was 1.01% for the Cornerstone Value Fund.

     The average annual total return (after taxes on distributions) for the one year period ended September 30, 2002, was 2.79% for the Cornerstone Growth Fund. The average annual total return (after taxes on distributions) for the five year period ended September 30, 2002, was 3.33% for the Cornerstone Growth Fund. The average annual total return (after taxes on distributions) for the period from November 1, 1996, (commencement of operations) through September 30, 2002, was 10.48% for the Cornerstone Growth Fund. The Focus 30 Fund is newly organized.

  Average Annual Total Returns (After Taxes on Distributions and Redemptions)*

         The average annual total returns (after taxes on distribution and redemptions) is computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending value, according to the following formula:
                                      n
                                 P(1+T) = ATV
                                             DR

        Where:

        P  = a hypothetical initial investment of $1,000

        T = average and annual total return (after taxes on distributions and redemptions)

        n  = number of years

      ATV  = ending value of a hypothetical $1,000 payment made at the beginning
         DR  of such periods after taxes  on Fund distributions  and redemptions

     The average annual total return (after taxes on distributions and redemptions) for the one year period ended September 30, 2002, was -9.75% for the Cornerstone Value Fund. The average annual total return (after taxes on distributions and redemptions) for the five year period ended September 30, 2002, was -0.57% for the Cornerstone Value Fund. The average annual total return (after taxes on distributions and redemptions) for the period from November 1, 1996, (commencement of operations) through September 30, 2002, was 1.45% for the Cornerstone Value Fund.

     The average annual total return (after taxes on distributions and redemptions) for the one year period ended September 30, 2002, was 3.95% for the Cornerstone Growth Fund. The average annual total return (after taxes on distributions and redemptions) for the five year period ended September 30, 2002, was 3.71% for the Cornerstone Growth Fund. The average annual total return (after taxes on distributions and redemptions) for the period from November 1, 1996, (commencement of operations) through September 30, 2002, was 9.71% for the Cornerstone Growth Fund. The Focus 30 Fund is newly organized.

 ---------------------

* NOTE: For purposes of the computations of "after taxes on distributions" and "after taxes on distributions and redemptions," all distributions were considered reinvested and taxes on distributions were calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date(s). State, local and federal alternative minimum taxes were disregarded, and the effect of phase outs of certain exemptions, deductions and credits at various levels were also disregarded. Tax rates may vary over the performance measurement period. The tax rates on distributions used correspond to the tax character of the distributions (e.g. ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Capital gains taxes on redemption were calculated using the highest applicable federal individual capital gains tax rate(s) in effect on the redemption date for gains of the appropriate character and separately track the basis and holding period for the initial investment and each subsequent purchase through reinvested dividends and distributions. For purposes of the computation of "after taxes on distributions and redemptions" the tax benefit from capital losses, if any, resulting from the redemption is added to the ending redeemable value. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are generally not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

     Each Fund may from time to time also include the ranking of its performance figures relative to such figures for groups of mutual funds categorized by Lipper Inc. ("Lipper") as having the same or similar investment objectives or by similar services that monitor the performance of mutual funds. Each Fund may also from time to time compare its performance to average mutual fund performance figures compiled by Lipper in Lipper Performance Analysis. Advertisements or information furnished to present shareholders or prospective investors may also include evaluations of a Fund published by nationally recognized ranking services and by financial publications that are nationally recognized such as Barron's, Business Week, CDA Technologies, Inc., Changing Times, Consumer's Digest, Dow Jones Industrial Average, Financial Planning, Financial Times, Financial World, Forbes, Fortune, Hulbert's Financial Digest, Institutional Investor, Investors Business Daily, Money, Morningstar Mutual Funds, The New York Times, Personal Investor, Stanger's Investment Adviser, Value Line, The Wall Street Journal, Wiesenberger Investment Company Service and USA Today.

     The performance figures described above may also be used to compare the performance of a Fund's shares against certain widely recognized standards or indices for stock market performance. The following are the indices against which the Funds may compare performance:

     The Standard & Poor's Composite Index of 500 Stocks (the "S&P 500 Index") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 Index is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock exchange or traded OTC are included. The 500 companies represented include industrial, transportation and financial services concerns. The S&P 500 Index represents about 80% of the market value of all issues traded on the NYSE.

     The Wilshire 5000 Equity Index (or its component indices) represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

     The National Association of Securities Dealers Automated Quotation System (NASDAQ) Composite Index covers 4,500 stocks traded over the counter. It represents many small company stocks but is heavily influenced by about 100 of the largest NASDAQ stocks. It is a value-weighted index calculated on price change only and does not include income.

     The  Value  Line   (Geometric)   Index  is  an  unweighted   index  of  the
approximately 1,700 stocks followed by the Value Line Investment Survey.

     The Russell 2000/Small Stock Index comprises the smallest 2000 stocks in the Russell 3000 Index, and represents approximately 11% of the Russell 3000 Index's market capitalization. The Russell 3000 Index comprises the 3,000 largest U.S. companies by market capitalization. The smallest company has a market value of roughly $20 million.

     In reports or other communications to shareholders, Hennessy Mutual Funds may also describe general economic and market conditions affecting the Funds and may compare the performance of the Funds with: (1) that of mutual funds included in the rankings prepared by Lipper or similar investment services that monitor the performance of mutual funds, (2) IBC/Donoghue's Money Fund Report, (3) other appropriate indices of investment securities and averages for peer universes of funds which are described in this Statement of Additional Information, or (4) data developed by the Manager derived from such indices or averages.

                          Anti-Money Laundering Program

     The Funds have established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). To ensure compliance with this law, the Funds' Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

     Procedures to implement the Program include, but are not limited to, determining that the Fund's Distributor and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. No Fund will transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

     As a result of the Program, the Funds may be required to "freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Funds may be required to transfer the account or proceeds of the account to a governmental agency.

                                OTHER INFORMATION

     HISTORY. The Funds are organized as separate investment portfolios or series of Hennessy Mutual Funds, a Maryland corporation which was incorporated on May 20, 1996 under the name "O'Shaughnessy Funds, Inc". Hennessy Mutual Funds is an open-end management investment company registered under the 1940 Act. The Cornerstone Value Fund, Cornerstone Growth Fund and Focus 30 Fund are each diversified portfolios.

     DESCRIPTION OF SHARES. Each Fund is authorized to issue 25,000,000,000 shares of a single class, par value $0.0001 per share.

     The Articles of Incorporation of Hennessy Mutual Funds authorize the Board of Directors to classify and reclassify any and all shares which are then unissued into any number of classes, each class consisting of such number of shares and having such designations, powers, preferences, rights, qualifications, limitations and restrictions, as shall be determined by the Board, subject to the 1940 Act and other applicable law, and provided that the authorized shares of any class shall not be decreased below the number then outstanding and the authorized shares of all classes shall not exceed the amount set forth in the Articles of Incorporation, as in effect from time to time.

     Shareholders of Hennessy Mutual Funds are entitled to one vote for each full share held and fractional votes for fractional shares held on certain Fund matters, including the election of directors, changes in fundamental policies, or approval of changes in the Management Agreement, irrespective of the series thereof, and (except as set forth below) all shares of all series shall vote together as a single class. All shares of all series will not vote together as a single class as to matters with respect to which a separate vote of any series is required by the 1940 Act, or any rules, regulations or orders issued thereunder, or by the Maryland General Corporation Law. In the event that such separate vote requirement applies with respect to one or more series, then the shares of all other series not entitled to a separate class vote shall vote as a single class, provided that, as to any matter which does not affect the interest of a particular series, such series shall not be entitled to vote. Voting rights are not cumulative, so that holders of more than 50% of the shares voting in the election of directors can, if they choose to do so, elect all the directors of Hennessy Mutual Funds, in which event the holders of the remaining shares are unable to elect any person as a director.

     Each full share and fractional share of a Fund entitles the shareholder to receive a proportional interest in the respective Fund's capital gain distributions. In the event of the liquidation of a Fund, shareholders of such Fund are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.

     The Funds are not required to hold annual meetings of shareholders and do not intend to do so except when certain matters, such as a change in a Fund's fundamental policies, are to be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting if they wish, for the purpose of voting on the removal of any Fund director.

     REGISTRATION STATEMENT. This SAI and the Fund Prospectus does not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Fund Prospectus. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

     Statements contained in this SAI and the Fund Prospectus as to the contents of any contract or other document are not complete and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this SAI and the Fund Prospectus form a part, each such statement being qualified in all respects by such reference.

     COUNSEL AND INDEPENDENT ACCOUNTANTS. The law firm of Foley & Lardner, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, serves as counsel to the Funds. KPMG LLP, 303 East Wacker Drive, Chicago, Illinois 60601, serves as independent accountants for the Funds.

     TRANSFER AGENT AND CUSTODIAN. U.S. Bancorp Fund Services, LLC (the "Transfer Agent"), 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as transfer agent for the Funds pursuant to a Transfer Agent Agreement. Under the Transfer Agent Agreement, the Transfer Agent has agreed to issue and redeem shares of each Fund, make dividend and other distributions to shareholders of each Fund, respond to correspondence by Fund shareholders and others relating to its duties, maintain shareholder accounts, and make periodic reports to the Funds. U.S. Bank, N.A. (the "Custodian"), 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as custodian for the Funds pursuant to a Custodian Agreement. Under the Custodian Agreement, the Custodian will be responsible for, among other things, receipt of and disbursement of funds from the Funds' account, establishment of segregated accounts as necessary, and transfer, exchange and delivery of Fund portfolio securities.